UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2007

KOMAG, INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16852 (Commission File Number)	94-2914864 (I.R.S. Employer Identification No.)
1710 Automation Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)
(408) 576-2000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On March 21, 2007, Komag, Incorporated issued a press release updating its outlook for the first quarter of 2007, and announcing that its board of directors has approved a stock buyback program covering up to $200 million of Komag’s common stock. A copy of the press release is attached hereto as Exhibit 99.1 to this report and is incorporated by reference herein.
The information in this Form 8-K and the attached exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
     The following exhibit is furnished as part of this report.

Exhibit
No.	Description
99.1	Press Release issued by Komag, Incorporated on March 21, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOMAG, INCORPORATED
Date: March 22, 2007	By:	/s/ Kathleen A. Bayless
		Name:	Kathleen A. Bayless
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press Release issued by Komag, Incorporated on March 21, 2007.